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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        VAN KAMPEN HIGH INCOME TRUST II
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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OUTBOUND PHONE SCRIPT - Van Kampen Trust


Hello, my name is____________ and I am calling on behalf of Van Kampen ___________Trust .May I please speak with____________________.

Thank you for taking my call.

I am calling to let you know that a special shareholder meeting will be held on June 22, 2005 for shareholders to vote on an important proposal(s) for Van Kampen ____________ Trust Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your vote.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification purposes may I please have your name and street address?

After careful consideration, the Board of Trustees of your Fund recommends that you cast your vote "FOR" each of the items proposed for your fund. Would you like to vote as the Board recommends?
(If the shareholder does not wish to vote as the Board recommends offer to review the proposal with them and ask them how they would like to vote - you can do this by clicking on the vote now link to review their vote card).

Your vote has been recorded. You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.